SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): November 1, 2006
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CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey (Address of Principal Executive Offices)	08543 (Zip Code)

Registrant's telephone number, including area code: (609) 683-5900
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On November 1, 2006, the Board of Directors of the Company (the "Board"), acting upon the recommendation of the Governance and Nominating Committee, voted to elect Bradley C. Irwin to join the Board as a director.

Since April 2003, Mr. Irwin has been President, Cadbury Adams USA LLC, the United States confectionery business unit of Cadbury Schweppes plc. From May 2000 until April 2003, Mr. Irwin served as President, Mott's Inc., a business unit of Cadbury Schweppes. From 1980 to 1999, Mr. Irwin served in various capacities for Procter & Gamble Co. Mr. Irwin is also a member of the Board of Trustees of Save the Children.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.
Date:	November 7, 2006	By:	/s/ Matthew T. Farrell
Name: Matthew T. Farrell Title: Vice President Finance and Chief Financial Officer